UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 5, 2004

Commission file number: 1-07151

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation or organization)

1-07151	31-0595760
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices)    (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits.

A copy of the August 5, 2004 news release of The Clorox Company (the “Company”) with respect to earnings for the fiscal year ended June 30, 2004 is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 5, 2004, the Company issued a news release in the form of Exhibit 99 with respect to earnings for the fiscal year ended June 30, 2004.  The Company is furnishing this Form 8-K pursuant to Item 12, “Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                        THE CLOROX COMPANY

Date:  August 5, 2004                            By:  /s/  PAMELA FLETCHER

                                                                        Pamela Fletcher

                                                                        Vice President – Secretary